UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012 (September 18, 2012)

J. ALEXANDER’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-08766	62-0854056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 269-1900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On September 18, 2012, J. Alexander’s Corporation, a Tennessee corporation (“J. Alexander’s” or the “Company”) issued a joint press release with Fidelity National Financial, Inc., a Delaware corporation (“Fidelity”) announcing the settlement of a previously disclosed class action lawsuit related to the proposed acquisition of J. Alexander’s by affiliates of Fidelity pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated July 30, 2012 (the “Restated Merger Agreement”), by and among J. Alexander’s, Fidelity, New Athena Merger Sub, Inc., a Tennessee corporation and an indirect, wholly owned subsidiary of Fidelity (“Merger Sub”), American Blue Ribbon Holdings, Inc., a Delaware corporation and an indirect, majority-owned subsidiary of Fidelity (“ABRH”), Athena Merger Sub, Inc., a Tennessee corporation and a direct, wholly owned subsidiary of ABRH, and Fidelity Newport Holdings, LLC, a Delaware limited liability company and an indirect, majority-owned restaurant operating subsidiary of Fidelity, as amended by that certain First Amendment to Amended and Restated Agreement and Plan of Merger, dated September 5, 2012, by and among J. Alexander’s, Fidelity and Merger Sub.

On September 17, 2012, J. Alexander’s, Fidelity and the other named defendants entered into a memorandum of understanding (“MOU”) with the plaintiff Advanced Advisors (“Advanced”), a purported J. Alexander’s shareholder, and its counsel in connection with the class action lawsuit first filed by Advanced on August 10, 2012, in the Tennessee Chancery Court for Davidson County, 20th Judicial District, against the members of J. Alexander’s board of directors, J. Alexander’s, Fidelity and Merger Sub. The MOU reflects the parties’ agreement in principle to resolve the claims by Advanced against J. Alexander’s, Fidelity and the other named defendants in connection with the tender offer and the Restated Merger Agreement, as amended. Under the MOU, J. Alexander’s agreed to make certain supplemental disclosures in its Schedule 14D-9 in exchange for a release and settlement by the class of J. Alexander’s shareholders of all claims against J. Alexander’s, its board of directors, Fidelity, Merger Sub and their respective affiliates and agents. J. Alexander’s filed its supplemental disclosures with the Securities and Exchange Commission (“SEC”) on September 17, 2012. Fidelity also filed corresponding supplemental disclosures with the SEC on that date.

In addition, J. Alexander’s and Fidelity announced that the tender offer to purchase all outstanding shares of J. Alexander’s common stock for $14.50 per share is currently set to expire at 5:00 p.m. (Eastern Time) on Wednesday, September 19, 2012. J. Alexander’s shareholders may tender their shares by following the procedures set forth in the tender offer statement on Schedule TO, which contains an offer to purchase, a form of letter of transmittal and related tender offer documents, as filed by Fidelity and its affiliates with the SEC on August 6, 2012, as amended to date.

A copy of the press release is attached hereto as Exhibit 99.1.

Important Information about the Tender Offer

THIS CURRENT REPORT IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE TENDER OFFER IS BEING MADE PURSUANT TO A TENDER OFFER STATEMENT ON SCHEDULE TO, CONTAINING AN OFFER TO PURCHASE, FORM OF LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS, FILED BY FIDELITY AND ITS AFFILIATES WITH THE SEC ON AUGUST 6, 2012. A SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 RELATING TO THE TENDER OFFER HAS BEEN FILED BY J. ALEXANDER’S WITH THE SEC ON AUGUST 6, 2012. THESE DOCUMENTS, AS THEY HAVE BEEN AND MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND J. ALEXANDER’S SHAREHOLDERS ARE URGED TO READ THEM CAREFULLY BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. THE TENDER OFFER AND RELATED MATERIALS MAY BE OBTAINED AT NO CHARGE BY DIRECTING A REQUEST BY MAIL TO GEORGESON INC., 99 WATER STREET, 26TH FLOOR, NEW YORK, NY 10038, BY CALLING TOLL-FREE AT (800) 261-1047, OR BY REQUESTING COPIES FROM THE SECRETARY OF J. ALEXANDER’S BY TELEPHONE AT (615) 269-1900, AND MAY ALSO BE OBTAINED AT NO CHARGE AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV OR AT J. ALEXANDER’S WEBSITE AT WWW.JALEXANDERS.COM.

Cautionary Statement Regarding Forward Looking Statements

The Company cautions that certain information contained in this current report, particularly information regarding the consummation of the transactions contemplated by the Restated Merger Agreement, as amended, is forward-looking information that involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.  Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning.  Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among other things: uncertainties as to how many of the Company’s shareholders will tender their stock in the offer; the possibility that competing offers will be made; the risk of shareholder litigation in connection with the transaction and any related significant costs of defense, indemnification and liability; and the possibility that various closing conditions for the transaction may not be satisfied or waived. There can be no assurance that the proposed transactions will in fact be consummated.

Additional information about these and other material factors or assumptions underlying such forward looking statements are set forth in the reports that the Company files from time to time with the SEC, including those items listed under the “Risk Factors” heading in Item 1.A of the Company’s Annual Report on Form 10-K for the year ended January 1, 2012, as well as the solicitation/recommendation statement on Schedule 14D-9 filed by the Company on August 6, 2012, as amended. These forward-looking statements reflect the Company’s expectations as of the date of this current report. The Company disclaims any intent or obligation to update these forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint Press Release, dated September 18, 2012, issued by J. Alexander’s Corporation and Fidelity National Financial, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Corporation

Date:	September 18, 2012	By:	/s/ R. Gregory Lewis
R. Gregory Lewis
Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release, dated September 18, 2012, issued by J. Alexander’s Corporation and Fidelity National Financial, Inc.